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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of Earliest Event Reported) December 1, 2000


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                      0-19771                  22-2786081
(State or Other Jurisdiction    (Commission file Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



    200 Route 17, Mahwah, New Jersey                              07430
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Previous Independent Accountants

     On December 1, 2000, a representative of Deloitte & Touche LLP ("D&T") notified the Registrant that it did not wish to stand for re-election as the independent accountant for the Registrant for the 2000 fiscal year audit.

     The reports of D&T on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years and through December 1, 2000, there were no disagreements between the Registrant and D&T as to any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement in their reports on the financial statements for such periods within the meaning of Item 304(a)(1)(iv) of Regulation S-K.

     During the two most recent fiscal years and through December 1, 2000, no reportable events occurred (as defined in item 304(a)(1)(v) of Regulation S-K).

     D&T has furnished the Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of this letter is included as Exhibit 16 to this Report on Form 8-K.

     (b) New Independent Accountants

     On December 7, 2000, the Registrant engaged KPMG LLP ("KPMG") as its new independent accountant for the 2000 fiscal year audit. The Registrant has not consulted with KPMG prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event within the meaning of Item 304(a)(1) of Regulation S-K.

     The decision to engage KPMG as the independent accountants of the Registrant was approved by the Audit Committee of the Registrant.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (6)  Exhibits

          16.  Letter regarding change in certifying accountant.

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on December 8, 2000.


                                            DATA SYSTEMS & SOFTWARE INC.


                                            BY: /s/ Yacov Kaufman
                                            -----------------------------
                                            Yacov Kaufman
                                            Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibits              Description

16                    Letter regarding change in certifying accountant.